SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    -----------------------------------


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:  OCTOBER 26, 2000
DATE OF EARLIEST EVENT REPORTED:  OCTOBER 23, 2000

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                    1-12929                       36-4135495
 (State or other        (Commission File Number)            (I.R.S. Employer
 jurisdiction of                                         Identification Number)
 incorporation or
  organization)

                        1375 LENOIR RHYNE BOULEVARD,
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (828) 324-2200

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Item 9.   Regulation FD Disclosure.
          ------------------------

COMMSCOPE BALANCE SHEET AS OF SEPTEMBER 30, 2000

     In response to questions from analysts after the earnings release and discussions in the conference call on October 23, 2000, CommScope provided historical information about the unaudited balance sheet as of September 30, 2000. The inclusion of this information in this Form 8-K is not intended to, and does not, constitute a determination by CommScope that the information is material, or that investors should consider that information before deciding whether to buy or sell CommScope's securities.

     Below is a condensed, consolidated, unaudited balance sheet of CommScope as of September 30, 2000. A full set of financials will be issued when CommScope files its Form 10-Q for the third quarter ended September 30, 2000.

                              CommScope, Inc.
       Condensed Consolidated Balance Sheet As of September 30, 2000
              (Unaudited - in thousands, except share amounts)

                    Assets

    Cash and cash equivalents                                  $  5,698
    Accounts receivable, less allowance for
     doubtful accounts of $7,482                                201,583
    Inventories                                                  60,959
    Prepaid expenses and other current assets                     3,086
    Deferred income taxes                                        19,367
       Total current assets                                     290,693

    Property, plant and equipment, net                          240,300
    Goodwill, net of accumulated amortization of $52,788        158,011
    Other intangibles, net of accumulated
     amortization of $34,110                                     14,886
    Other assets                                                  9,893
       Total Assets                                            $713,783

                    Liabilities and Stockholders' Equity

    Accounts payable                                           $ 59,521
    Other accrued liabilities                                    47,757
    Current portion of long-term debt                             1,323
       Total current liabilities                                108,601

    Long-term debt                                              216,204
    Deferred income taxes                                        22,285
    Other noncurrent liabilities                                 16,267
       Total Liabilities                                        363,357

    Commitment and contingencies                                     --

    Stockholders' Equity:
     Preferred stock, $.01 par value; Authorized
      shares: 20,000,000; Issued and outstanding
      shares: None at September 30, 2000                             --
     Common stock, $.01 par value; Authorized shares:
      300,000,000; Issued and outstanding shares:
      51,241,014 at September 30, 2000                              512
     Additional paid-in capital                                 175,456
     Retained earnings                                          177,923
     Accumulated other comprehensive loss                        (3,465)
       Total Stockholders' Equity                               350,426

       Total Liabilities and Stockholders' Equity             $ 713,783

    SOURCE  CommScope, Inc.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: October 26, 2000


                                      COMMSCOPE, INC.


                                      By:  /s/ Frank B. Wyatt, II
                                         ---------------------------------
                                           Frank B. Wyatt, II
                                           Vice President, General Counsel
                                           and Secretary